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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                           June 7, 2004 (May 25, 2004)




                                IMPROVENET, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          Delaware                  000-29927                    77-0452868
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(State or other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation               File No.)               Identification No.)





                         10799 N. 90th Street, Suite 200
                            Scottsdale, Arizona 85260
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        (Address of Registrant's Principal Executive Offices) (Zip Code)





                                 (480) 346-0000
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              (Registrant's telephone number, including area code)



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

                                Items in Form 8-K
                                -----------------



                                                                        Page
                                                                        ----


Facing Page ..........................................................   1


Item 2.  Acquisition or Disposition of Assets ........................   3


Item 7.  Financial Statements and Exhibits ...........................   3


Signatures ...........................................................   4


Exhibit Index ........................................................   4

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

The Registrant reached agreement on a payment plan related to the arbitration award rendered in the arbitration matter in Phoenix, Arizona involving its wholly owned subsidiary, First Systech International, Inc., now known as eTechLogix, Inc. The Registrant has previously disclosed information related to the status of the arbitration matter in its filings on Form 10-QSB and Form 10-KSB. The agreement involves only First Systech International and does not directly involve the Registrant. This proceeding concerned the 1998 sale of an ERP software product license to a client who demanded a refund of the purchase price, and First Systech International counterclaimed for the balance due on the contract plus additional work performed and professional expenses of the arbitration. The matter was before an arbitrator who entered an award against First Systech International for $116,886 plus simple interest at 10% per year. Friedman Corporation, to whom First Systech International had sold all right, title, and interest to the ERP software product in an October 2000 transaction, made payment of this arbitration award, and pursuant to provisions of an indemnification agreement dated July 3, 2002 and related to Friedman's purchase of the ERP software product, sought reimbursement from First Systech International. First Systech International has reached agreement with Friedman pursuant to terms and conditions of a Repayment and Security Agreement effective May 25, 2004 (the "Agreement") which finalizes a payment plan for First Systech International's obligations for the arbitration award that Friedman has paid. Currently, the amount owing is approximately $182,000 with interest accruing at 8% per annum from April 2, 2004 and attorney's fees incurred by Friedman in the minimum amount of $4,500 and not to exceed $10,000 as set forth therein. Payments of $5,000 per month commencing June 20, 2004 are to be made with annual increases of a minimum of $5,000 per month until the outstanding balance is paid in full. Pursuant to provisions of the Agreement, First Systech International has granted a security interest and lien on all of its assets to secure performance of its obligations under the Agreement. First Systech International continues to maintain ownership of all of the assets that it has pledged. The Agreement allows First Systech International to quantify its specific payment obligations for the arbitration award.



ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (c)  Exhibits.


              Exhibit No.                  Description
              -----------                  -----------

                99.1* Repayment and Security Agreement executed effective May 25, 2004





* Filed herewith

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       IMPROVENET, INC.


                                                       By: /s/ Jeffrey I. Rassas
                                                       -------------------------
                                                       Jeffrey I. Rassas,
Dated: June 7, 2004                                    CEO















                                  EXHIBIT INDEX
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      Exhibit No.                  Description
      -----------                  -----------

         99.1* Repayment and Security Agreement executed effective May 25, 2004




*Filed herewith

















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